UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2012 (October 22, 2012)

ARKANSAS BEST CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-19969	71-0673405
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation or
organization)

3801 Old Greenwood Road

Fort Smith, Arkansas 72903

(479) 785-6000

(Address, including zip code, and telephone number, including area code, of the registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.                               DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On October 22, 2012, the Board of Directors (the “Board”) of Arkansas Best Corporation (the “Company”) elected Ms. Janice E. Stipp to the Board as a director, effective October 22, 2012.  Ms. Stipp was appointed to serve on the Board’s Audit Committee. Ms. Stipp’s term on the Board will expire at the Company’s annual meeting of stockholders in 2013.

Ms. Stipp is the Executive Vice President, Chief Financial Officer and Treasurer of Tecumseh Products Company (NASDAQ: TECUA). There are no understandings or arrangements between Ms. Stipp and any other person pursuant to which Ms. Stipp was elected to serve as a director of the Company.  There were no related person transactions between the Company and Ms. Stipp reportable under Item 404(a) of Regulation S-K.

As a non-employee director, Ms. Stipp will receive an initial grant of 5,000 restricted stock units on the fifth business day following the Company’s Third Quarter 2012 earnings release. The grant is pursuant to the Form of Restricted Stock Unit Agreement for Non-employee Directors (the “Restricted Stock Unit Agreement”) and was approved by the Board on October 22, 2012.  The foregoing description is qualified in its entirety by reference to the full text of the Form of Restricted Stock Unit Agreement previously filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q, filed with the Commission on May 5, 2009, and incorporated herein by reference.

In addition, the Company entered into an indemnification agreement with Ms. Stipp on October  22, 2012 (the “Indemnification Agreement”).  The Indemnification Agreement provides that the Company will indemnify Ms. Stipp in connection with serving in her capacity as a director of the Company to the fullest extent authorized, permitted or not prohibited (i) by the General Corporation Law of the State of Delaware, or any other applicable law (including judicial, regulatory or administrative interpretations or readings thereof), the Company’s Restated Certificate of Incorporation or Amended and Restated Bylaws as in effect on the date hereof, or (ii) by any amendment thereof or other statutory provisions authorizing or permitting such indemnification that is adopted after the date hereof. The foregoing description is qualified in its entirety by reference to the full text of the Form of Indemnification Agreement previously filed as Exhibit 10.3 to the Company’s Annual Report on Form 10-K, filed with the Commission on February 24, 2010, and incorporated herein by reference.

ITEM 9.01 EXHIBITS

(d) Exhibits

Exhibit Number	Description
10.1#

Form of Restricted Stock Unit Award Agreement (Non-Employee Directors) (previously filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q, filed with the Commission on May 5, 2009, Commission File No. 0-19969, and incorporated herein by reference).

10.2

Form of Indemnification Agreement by and between Arkansas Best Corporation and the Company’s Board of Directors (previously filed as Exhibit 10.3 to the Company’s Annual Report on Form 10-K, filed with the Commission on February 24, 2010, Commission File No. 0-19969, and incorporated herein by reference).

99.1*	Press release of the Company issued October 23, 2012.

#              Designates a compensation plan or arrangement for directors or officers.

*              Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARKANSAS BEST CORPORATION

(Registrant)

Date:	October 26, 2012	/s/	Michael R. Johns
Michael R. Johns,
Vice President — General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.1#

The Form of Restricted Stock Unit Award Agreement (Non-Employee Directors) (previously filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q, filed with the Commission on May 5, 2009, Commission File No. 0-19969, and incorporated herein by reference).

10.2

Form of Indemnification Agreement by and between Arkansas Best Corporation and the Company’s Board of Directors (previously filed as Exhibit 10.3 to the Company’s Annual Report on Form 10-K, filed with the Commission on February 24, 2010, Commission File No. 0-19969, and incorporated herein by reference).

99.1*	Press release of the Company issued October 23, 2012.

#              Designates a compensation plan or arrangement for directors or officers.

*              Filed herewith.